                                                                   Exhibit 23.01




Consent of Independent Auditors


The Board of Directors
Armstrong World Industries, Inc.:



We consent to the use of our audit report dated February 16, 1996, except as to the note entitled "Restated Consolidated Financial Statements", which is as of October 8, 1996, on the consolidated balance sheets of Armstrong World Industries, Inc. and subsidiaries as of December 31, 1995 and 1994 and the related consolidated statements of earnings, cash flows and shareholders' equity and related supplementary information on depreciation rates and schedule for each of the years in the three-year period ended December 31, 1995, incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                                 /s/ KPMG Peat Marwick LLP
                                                     KPMG Peat Marwick LLP




Philadelphia, Pennsylvania
October 16, 1996

                                                                   Exhibit 23.02

Armstrong World Industries, Inc.
Lancaster, Pennsylvania

Gentlemen:

RE:  Registration Statement No. 2-50942; 2-77936; 2-91890; 33-18996; 33-18997;
     33-18998; 33-29768; 33-38837; 33-60070; 333-6333

With respect to the subject Registration Statements, we acknowledge our awareness of the incorporation by reference therein of our report dated August 12, 1996, except as to note 4, which is as of October 8, 1996, related to our review of interim financial information.

Pursuant to Rule 436(c) under the Securities Act, such report is not considered a part of a Registration Statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.

Very truly yours,

/s/ KPMG Peat Marwick LLP

KPMG Peat Marwick LLP


Philadelphia Pennsylvania
October 16, 1996

                                                                   Exhibit 23.03

Armstrong World Industries, Inc.
Lancaster, Pennsylvania


Gentlemen:

RE:  Registration Statement Nos. 2-50942; 2-77936; 2-91890; 33-18996; 33-18997;
     33-18998; 33-29768; 33-38837; 33-60070; 333-6333

With respect to the subject Registration Statements, we acknowledge our awareness of the incorporation by reference therein of our report dated May 6, 1996, except as to note 3, which is as of October 8, 1996, related to our review of interim financial information.

Pursuant to Rule 436(c) under the Securities Act, such report is not considered a part of a Registration Statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.

Very truly yours,

/s/ KPMG Peat Marwick LLP

KPMG Peat Marwick LLP


Philadelphia, Pennsylvania
October 16, 1996